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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 November 18, 2002

SOLUTIA INC.
(Exact name of Registrant as specified in its charter)

Delaware (State of other jurisdiction of incorporation)	001-13255 (Commission File Number)	43-1781797 (IRS Employer Identification No.)
575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri (Address of principal executive offices)		63166-6760 (zip code)

(314) 674-1000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 5.    Other Events

        We are filing this report solely in order to incorporate the Consolidated Financial Statements and Report of Independent Auditors filed as an exhibit to this report into our future filings pursuant to the Securities Act of 1933. Certain of the notes included in these statements have been added to reflect events that have occurred subsequent to the filing of our Annual Report on Form 10-K for the year ended December 31, 2001. All of these events have been previously disclosed in our Quarterly Reports on Form 10-Q.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.	Description
10.1	Protocol Agreement, dated as of November 15, 2002 by and among Pharmacia Corporation, Solutia Inc. and Monsanto Company.
23.1	Consent of Deloitte & Touche LLP.
99.1	Consolidated Financial Statements.

2

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SOLUTIA INC., a Delaware corporation
November 18, 2002	By:	/s/ J. M. SULLIVAN James M. Sullivan Vice President and Controller

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES